                                                                      Exhibit 12

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
          FOR CNL INCOME FUND, LTD. THROUGH CNL INCOME FUND XVI, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                               Nine months ended     Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                               ----------------- ---------------- ---------------- ----------------
Net income (Loss)                                                   (43,328,326)      49,680,880       32,152,408       83,487,198
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)      (3,520,707)          14,138       (3,089,683)
                                                                ---------------- ---------------- ---------------- ----------------
Income (Loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      46,160,173       32,166,546       80,397,515

Plus fixed charges                                                    6,428,035       26,226,744          402,292       23,478,987

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608        4,108,668              578        4,841,654

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (66,066)         (30,156)        (133,440)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      73,684,095       32,172,771      108,218,227

Earnings/fixed charges                                                       (1)            2.81X           79.97X            4.61X

Fixed charges:
  Interest expense                                                    3,584,675       23,383,384                0       23,076,695
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       26,226,744          402,292       23,478,987

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1. In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                          FOR CNL INCOME FUND, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                               Nine months ended     Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                               ----------------- ---------------- ---------------- ----------------
Net income  (Loss)                                                  (43,328,326)      19,813,507       32,152,408       46,377,439
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (112,038)          14,138          (72,345)
                                                                ---------------- ---------------- ---------------- ----------------
Income (Loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      19,701,469       32,166,546       46,305,094

Plus fixed charges                                                    6,428,035       25,911,271          402,292       23,058,357

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          184,739              578          114,348

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (25,618)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      43,026,437       32,172,771       69,081,154

Earnings/fixed charges                                                       (1)            1.66X           79.97X            3.00X

Fixed charges:
  Interest expense                                                    3,584,675       23,067,911                0       22,656,065
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,911,271          402,292       23,058,357

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1. In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND II, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                               Nine months ended     Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                               ----------------- ---------------- ---------------- ----------------
Net income (Loss)                                                   (43,328,326)      20,579,132       32,152,408       47,017,946
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (341,317)          14,138         (379,300)
                                                                ---------------- ---------------- ---------------- ----------------
Income (Loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      20,237,815       32,166,546       46,638,646

Plus fixed charges                                                    6,428,035       25,918,201          402,292       23,067,597

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          451,337              578          483,249

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (25,618)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      43,836,311       32,172,771       69,792,847

Earnings/fixed charges                                                       (1)            1.69X           79.97X            3.03X

Fixed charges:
  Interest expense                                                    3,584,675       23,074,841                0       22,665,305
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,918,201          402,292       23,067,597

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1. In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND III, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Nine months ended    Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income (Loss)                                                   (43,328,326)      20,631,486       32,152,408       47,082,491
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (142,400)          14,138           31,138
                                                                ---------------- ---------------- ---------------- ----------------
Income (Loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      20,489,086       32,166,546       47,113,629

Plus fixed charges                                                    6,428,035       25,916,784          402,292       23,065,707

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          235,514              578          142,579

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (38,552)         (30,156)         (47,441)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      43,857,408       32,172,771       69,907,985

Earnings/fixed charges                                                       (1)            1.69X           79.97X            3.03X

Fixed charges:
  Interest expense                                                    3,584,675       23,073,424                0       22,663,415
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,916,784          402,292       23,065,707

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1 In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND IV, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Nine months ended    Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income (Loss)                                                   (43,328,326)      20,604,697       32,152,408       47,125,269
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (240,966)          14,138          134,650
                                                                ---------------- ---------------- ---------------- ----------------
Income (Loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      20,363,731       32,166,546       47,259,919

Plus fixed charges                                                    6,428,035       25,920,721          402,292       23,070,957

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          376,099              578          248,938

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (25,618)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      43,889,509       32,172,771       70,183,169

Earnings/fixed charges                                                       (1)            1.69X           79.97X            3.04X

Fixed charges:
  Interest expense                                                    3,584,675       23,077,361                0       22,668,665
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,920,721          402,292       23,070,957

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1 In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                          FOR CNL INCOME FUND V, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                               Nine months ended     Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                               ----------------- ---------------- ---------------- ----------------
Net income (Loss)                                                   (43,328,326)      20,611,090       32,152,408       46,930,851
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (386,035)          14,138         (201,026)
                                                                ---------------- ---------------- ---------------- ----------------
Income (Loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      20,225,055       32,166,546       46,729,825

Plus fixed charges                                                    6,428,035       25,917,571          402,292       23,066,757

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          269,853              578          216,417

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)          48,740          (30,156)          36,857
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      43,715,795       32,172,771       69,683,367

Earnings/fixed charges                                                       (1)            1.69X           79.97X            3.02X

Fixed charges:
  Interest expense                                                    3,584,675       23,074,211                0       22,664,465
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,917,571          402,292       23,066,757

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1 In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND VI, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Nine months ended    Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income (loss)                                                   (43,328,326)      22,080,730       32,152,408       48,350,418
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (362,474)          14,138         (226,168)
                                                                ---------------- ---------------- ---------------- ----------------
Income (loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      21,718,256       32,166,546       48,124,250

Plus fixed charges                                                    6,428,035       25,924,711          402,292       23,076,277

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          472,901              578          329,299

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (47,182)         (30,156)         (73,284)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      45,323,262       32,172,771       71,090,053

Earnings/fixed charges                                                       (1)            1.75X           79.97X            3.08X

Fixed charges:
  Interest expense                                                    3,584,675       23,081,351                0       22,673,985
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,924,711          402,292       23,076,277

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1 In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND VII, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Nine months ended    Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income (Loss)                                                   (43,328,326)      21,279,342       32,152,408       47,837,251
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (343,275)          14,138         (235,929)
                                                                ---------------- ---------------- ---------------- ----------------
Income (Loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      20,936,067       32,166,546       47,601,322

Plus fixed charges                                                    6,428,035       25,923,084          402,292       23,074,107

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          365,079              578          377,135

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (39,572)         (30,156)         (48,746)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      44,439,234       32,172,771       70,637,329

Earnings/fixed charges                                                       (1)            1.71X           79.97X            3.06X

Fixed charges:
  Interest expense                                                    3,584,675       23,079,724                0       22,671,815
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,923,084          402,292       23,074,107

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1 In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                        FOR CNL INCOME FUND VIII, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                               Nine months ended     Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                               ----------------- ---------------- ---------------- ----------------
Net income (Loss)                                                   (43,328,326)      21,469,025       32,152,408       48,751,407
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (200,957)          14,138         (204,682)
                                                                ---------------- ---------------- ---------------- ----------------
Income (Loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      21,268,068       32,166,546       48,546,725

Plus fixed charges                                                    6,428,035       25,926,654          402,292       23,078,867

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          349,411              578          345,221

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (35,652)         (30,156)         (43,674)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      44,763,057       32,172,771       71,560,650

Earnings/fixed charges                                                       (1)            1.73X           79.97X            3.10X

Fixed charges:
  Interest expense                                                    3,584,675       23,083,294                0       22,676,575
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,926,654          402,292       23,078,867

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1 In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND IX, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Nine months ended    Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income (Loss)                                                   (43,328,326)      21,146,547       32,152,408       47,665,578
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (435,874)          14,138         (518,531)
                                                                ---------------- ---------------- ---------------- ----------------
Income (Loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      20,710,673       32,166,546       47,147,047

Plus fixed charges                                                    6,428,035       25,925,499          402,292       23,077,327

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          652,061              578          739,122

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (25,618)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      44,517,191       32,172,771       70,566,851

Earnings/fixed charges                                                       (1)            1.72X           79.97X            3.06X

Fixed charges:
  Interest expense                                                    3,584,675       23,082,139                0       22,675,035
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,925,499          402,292       23,077,327

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1 In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                          FOR CNL INCOME FUND X, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Nine months ended    Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income (Loss)                                                   (43,328,326)      21,469,150       32,152,408       47,451,589
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (279,834)          14,138         (223,639)
                                                                ---------------- ---------------- ---------------- ----------------
Income (Loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      21,189,316       32,166,546       47,227,950

Plus fixed charges                                                    6,428,035       25,927,756          402,292       23,080,337

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          432,173              578          373,582

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (31,789)         (30,156)         (39,458)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      44,772,032       32,172,771       70,275,922

Earnings/fixed charges                                                       (1)            1.73X           79.97X            3.04X

Fixed charges:
  Interest expense                                                    3,584,675       23,084,396                0       22,678,045
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,927,756          402,292       23,080,337

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1 In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND XI, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                               Nine months ended     Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                               ----------------- ---------------- ---------------- ----------------
Net income (loss)                                                   (43,328,326)      21,607,054       32,152,408       49,139,859
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (153,854)          14,138          (91,123)
                                                                ---------------- ---------------- ---------------- ----------------
Income (loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      21,453,200       32,166,546       49,048,736

Plus fixed charges                                                    6,428,035       25,927,599          402,292       23,080,127

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          317,043              578          263,421

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (75,767)         (30,156)         (98,630)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      44,876,651       32,172,771       71,927,165

Earnings/fixed charges                                                       (1)            1.73X           79.97X            3.12X

Fixed charges:
  Interest expense                                                    3,584,675       23,084,239                0       22,677,835
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,927,599          402,292       23,080,127

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1 In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                        FOR CNL INCOME FUND XII, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Nine months ended    Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income (loss)                                                   (43,328,326)      22,191,758       32,152,408       48,386,628
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (298,013)          14,138          (60,206)
                                                                ---------------- ---------------- ---------------- ----------------
Income (loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      21,893,745       32,166,546       48,326,422

Plus fixed charges                                                    6,428,035       25,929,699          402,292       23,082,927

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          320,761              578          206,393

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (25,618)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      45,373,163       32,172,771       71,219,097

Earnings/fixed charges                                                       (1)            1.75X           79.97X            3.09X

Fixed charges:
  Interest expense                                                    3,584,675       23,086,339                0       22,680,635
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,929,699          402,292       23,082,927

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1 In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                        FOR CNL INCOME FUND XIII, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Nine months ended    Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income (Loss)                                                   (43,328,326)      21,332,408       32,152,408       47,905,137
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (218,313)          14,138         (215,872)
                                                                ---------------- ---------------- ---------------- ----------------
Income (Loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      21,114,095       32,166,546       47,689,265

Plus fixed charges                                                    6,428,035       25,925,814          402,292       23,077,747

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          287,319              578          250,848

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (25,618)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      44,556,186       32,172,771       70,621,215

Earnings/fixed charges                                                       (1)            1.72X           79.97X            3.06X

Fixed charges:
  Interest expense                                                    3,584,675       23,082,454                0       22,675,455
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,925,814          402,292       23,077,747

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1 In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND XIV, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                               Nine months ended     Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                               ----------------- ---------------- ---------------- ----------------
Net income (Loss)                                                   (43,328,326)      21,670,134       32,152,408       48,661,389
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (320,918)          14,138         (288,633)
                                                                ---------------- ---------------- ---------------- ----------------
Income (Loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      21,349,216       32,166,546       48,372,756

Plus fixed charges                                                    6,428,035       25,927,599          402,292       23,080,127

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          370,637              578          344,262

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (25,618)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      44,876,410       32,172,771       71,400,500

Earnings/fixed charges                                                       (1)            1.73X           79.97X            3.09X

Fixed charges:
  Interest expense                                                    3,584,675       23,084,239                0       22,677,835
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,927,599          402,292       23,080,127

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1 In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND XV, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Nine months ended    Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income (Loss)                                                   (43,328,326)      21,337,989       32,152,408       48,117,878
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (232,335)          14,138         (214,858)
                                                                ---------------- ---------------- ---------------- ----------------
Income (Loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      21,105,654       32,166,546       47,903,020

Plus fixed charges                                                    6,428,035       25,924,869          402,292       23,076,487

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          290,228              578          271,653

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (25,618)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      44,549,709       32,172,771       70,854,515

Earnings/fixed charges                                                       (1)            1.72X           79.97X            3.07X

Fixed charges:
  Interest expense                                                    3,584,675       23,081,509                0       22,674,195
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,924,869          402,292       23,076,487

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1 In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND XVI, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Nine months ended    Pro forma       Year ended       Pro forma
                                                                    9/30/99           9/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income (Loss)                                                   (43,328,326)      21,432,587       32,152,408       48,376,881
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (47,279)        (161,289)          14,138         (111,089)
                                                                ---------------- ---------------- ---------------- ----------------
Income (Loss) from continuing operations before equity in
 earnings and minority interest                                     (43,375,605)      21,271,298       32,166,546       48,265,792

Plus fixed charges                                                    6,428,035       25,927,494          402,292       23,079,987

Plus amortization of capitalized interest                                97,936           97,936           35,803           35,803

Plus distributed income of equity investees                              99,608          227,633              578          143,857

Less interest capitalized                                            (2,843,360)      (2,843,360)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (25,618)         (25,618)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings (Loss)                                                     (39,619,004)      44,655,383       32,172,771       71,092,991

Earnings/fixed charges                                                       (1)            1.72X           79.97X            3.08X

Fixed charges:
  Interest expense                                                    3,584,675       23,084,134                0       22,677,695
  Interest capitalized (including amortization of loan costs)         2,843,360        2,843,360          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   6,428,035       25,927,494          402,292       23,079,987

(1) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1 In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.